[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                                                                    EXHIBIT 99.8

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                  [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 3, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH]                        COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                 AGGREGATE ORIGINAL     % OF AGGREGATE PRINCIPAL
                                                     PRINCIPAL                  BALANCE
        RANGE ($)            NUMBER OF LOANS          BALANCE               AS OF CUT-OFF DATE      AVG CURRENT BALANCE
--------------------------   ---------------     ------------------     ------------------------    -------------------
0-24,999.01                       153            $     3,253,492.00                2.54              $         21,192.80
25,000.01 - 50,000.00              427            $    15,457,649.00              12.05              $         36,119.36
50,000.01 - 75,000.00             271            $    16,759,308.00               13.06              $         61,689.08
75,000.01 - 100,000.00            200            $    17,440,230.00               13.59              $         86,982.00
100,000.01 - 125,000.00           113            $    12,708,716.00                9.91              $        112,132.10
125,000.01 - 150,000.00            86            $    11,883,676.00                9.26              $        137,825.02
150,000.01 - 175,000.00            54            $     8,740,820.00                6.81              $        161,338.33
175,000.01 - 200,000.00            38            $     7,158,298.00                5.58              $        187,920.45
200,000.01 - 225,000.00            25            $     5,298,625.00                4.13              $        211,477.77
225,000.01 - 250,000.00            25            $     5,985,442.00                4.66              $        238,637.96
250,000.01 - 275,000.00            22            $     5,774,975.00                4.50              $        261,540.57
275,000.01 - 300,000.00            14            $     4,049,900.00                3.16              $        288,488.29
300,000.01 - 333,700.00            14            $     4,452,325.00                3.47              $        317,293.40
333,700.01 - 350,000.00             2            $       694,000.00                0.54              $        345,815.51
350,000.01 - 600,000.00            19            $     7,928,000.00                6.18              $        416,489.15
600,000.01 - 1,000,000.00           1            $       720,000.00                0.56              $        717,413.14
                                -----            ------------------              ------              -------------------
Total:                          1,464            $   128,305,456.00              100.00              $         87,409.02

         RANGE ($)            WA GROSS CPN   WA COMBLTV   GWAC WA FICO
--------------------------   ------------   ----------   --------------
0-24,999.01                     10.500         99.60          654
25,000.01 - 50,000.00            10.186         97.66          652
50,000.01 - 75,000.00            9.075         89.05          638
75,000.01 - 100,000.00           8.642         87.55          639
100,000.01 - 125,000.00          7.843         81.91          622
125,000.01 - 150,000.00          7.480         80.56          626
150,000.01 - 175,000.00          7.074         77.08          635
175,000.01 - 200,000.00          6.818         76.82          640
200,000.01 - 225,000.00          7.021         80.45          629
225,000.01 - 250,000.00          6.742         75.07          634
250,000.01 - 275,000.00          6.814         77.17          625
275,000.01 - 300,000.00          6.602         77.74          629
300,000.01 - 333,700.00          6.868         82.71          640
333,700.01 - 350,000.00          7.027         71.75          558
350,000.01 - 600,000.00          6.702         76.59          624
600,000.01 - 1,000,000.00        6.590         80.00          714
                                 -----         -----          ---
TOTAL:                           8.032         84.13          635

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                     AGGREGATE          % OF AGGREGATE PRINCIPAL
                                                 PRINCIPAL BALANCE             BALANCE
        RANGE ($)            NUMBER OF LOANS     AS OF CUT-OFF DATE        AS OF CUT-OFF DATE       AVG CURRENT BALANCE
--------------------------   ---------------     ------------------     ------------------------    -------------------
0-24,999.01                        154           $     3,267,431.35                2.55             $         21,217.09
25,000.01 - 50,000.00              426           $    15,398,035.88               12.03             $         36,145.62
50,000.01 - 75,000.00              271           $    16,717,741.16               13.06             $         61,689.08
75,000.01 - 100,000.00             200           $    17,396,399.87               13.59             $         86,982.00
100,000.01 - 125,000.00            114           $    12,795,664.71               10.00             $        112,242.67
125,000.01 - 150,000.00             86           $    11,878,185.70                9.28             $        138,118.44
150,000.01 - 175,000.00             53           $     8,562,298.46                6.69             $        161,552.80
175,000.01 - 200,000.00             38           $     7,140,977.15                5.58             $        187,920.45
200,000.01 - 225,000.00             26           $     5,511,621.72                4.31             $        211,985.45
225,000.01 - 250,000.00             25           $     5,990,230.89                4.68             $        239,609.24
250,000.01 - 275,000.00             21           $     5,504,933.05                4.30             $        262,139.67
275,000.01 - 300,000.00             14           $     4,038,836.03                3.16             $        288,488.29
300,000.01 - 333,700.00             14           $     4,442,107.59                3.47             $        317,293.40
333,700.01 - 350,000.00              2           $       691,631.02                0.54             $        345,815.51
350,000.01 - 600,000.00             19           $     7,913,293.81                6.18             $        416,489.15
600,000.01 - 1,000,000.00            1           $       717,413.14                0.56             $        717,413.14
                                 -----           ------------------              ------             -------------------
TOTAL:                           1,464           $   127,966,801.53              100.00             $         87,409.02

        RANGE ($)            WA GROSS CPN   WA COMBLTV   GWAC WA FICO
--------------------------   ------------   ----------   --------------
0-24,999.01                     10.492         99.61          654
25,000.01 - 50,000.00           10.187         97.66          652
50,000.01 - 75,000.00            9.075         89.05          638
75,000.01 - 100,000.00           8.642         87.55          639
100,000.01 - 125,000.00          7.829         81.82          622
125,000.01 - 150,000.00          7.474         80.69          627
150,000.01 - 175,000.00          7.089         76.96          635
175,000.01 - 200,000.00          6.818         76.82          640
200,000.01 - 225,000.00          6.975         80.43          629
225,000.01 - 250,000.00          6.753         75.24          639
250,000.01 - 275,000.00          6.839         76.88          620
275,000.01 - 300,000.00          6.602         77.74          629
300,000.01 - 333,700.00          6.868         82.71          640
333,700.01 - 350,000.00          7.027         71.75          558
350,000.01 - 600,000.00          6.702         76.59          624
600,000.01 - 1,000,000.00        6.590         80.00          714
                                 -----         -----          ---
TOTAL:                           8.032         84.13          635


]
CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                AS OF                         BALANCE
MORTGAGE RATES (%)   NUMBER OF LOANS         CUT-OFF DATE                AS OF CUT-OFF DATE         AVG CURRENT BALANCE
------------------   ---------------    ---------------------------     ------------------------    -------------------
5.500 - 5.999               38          $              6,508,658.08                 5.09            $        171,280.48
6.000 - 6.499               86          $             16,558,297.26                12.94            $        192,538.34
6.500 - 6.999              179          $             28,625,445.79                22.37            $        159,918.69
7.000 - 7.499               84          $             10,182,982.16                 7.96            $        121,225.98
7.500 - 7.999              121          $             14,986,018.66                11.71            $        123,851.39
8.000 - 8.499               67          $              6,616,713.93                 5.17            $         98,756.92
8.500 - 8.999               87          $              6,761,836.36                 5.28            $         77,722.26
9.000 - 9.499               41          $              2,906,291.78                 2.27            $         70,885.17
9.500 - 9.999              293          $             13,521,939.13                10.57            $         46,149.96
10.000 - 10.499             66          $              3,482,012.85                 2.72            $         52,757.77
10.500 - 10.999            304          $             14,211,131.65                11.11            $         46,747.14
11.000 - 11.499             34          $              1,242,376.90                 0.97            $         36,540.50
11.500 - 11.999             61          $              2,263,863.61                 1.77            $         37,112.52
12.500 - 12.999              3          $                 99,233.37                 0.08            $         33,077.79
                         -----          ---------------------------               ------            -------------------
TOTAL:                   1,464          $            127,966,801.53               100.00            $         87,409.02

MORTGAGE RATES (%)   WA GROSS CPN   WA COMBLTV   GWAC WA FICO
------------------   ------------   ----------   ------------
5.500 - 5.999            5.894         73.18          686
6.000 - 6.499            6.275         76.34          640
6.500 - 6.999            6.755         76.45          633
7.000 - 7.499            7.262         77.80          622
7.500 - 7.999            7.697         80.35          608
8.000 - 8.499            8.231         84.84          604
8.500 - 8.999            8.739         85.26          603
9.000 - 9.499            9.267         92.82          629
9.500 - 9.999            9.727         97.78          650
10.000 - 10.499         10.270         97.06          666
10.500 - 10.999         10.763         99.56          658
11.000 - 11.499         11.281         99.38          639
11.500 - 11.999         11.889         99.20          629
12.500 - 12.999         12.900         97.59          614
                        ------         -----          ---
TOTAL:                   8.032         84.13          635

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                AS OF                         BALANCE
ORIGINAL TERM(MOS)   NUMBER OF LOANS         CUT-OFF DATE                AS OF CUT-OFF DATE         AVG CURRENT BALANCE
------------------   ---------------    ---------------------------     ------------------------    -------------------
000 - 180                  832          $             40,589,697.81               31.72             $         48,785.69
181 - 240                   39          $              2,732,240.53                2.14             $         70,057.45
241 - 360                  593          $             84,644,863.19               66.15             $        142,740.07
                         -----          ---------------------------               ------             -------------------
TOTAL:                   1,464          $            127,966,801.53              100.00             $         87,409.02

ORIGINAL TERM(MOS)   WA GROSS CPN   WA COMBLTV   GWAC WA FICO
------------------   ------------   ----------   --------------
000 - 180                9.882         95.64            652
181 - 240                7.962         78.03            649
241 - 360                7.148         78.80            627
                         -----         -----            ---
TOTAL:                   8.032         84.13            635

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                AS OF                         BALANCE
REMAINING TERM(MOS)   NUMBER OF LOANS         CUT-OFF DATE                AS OF CUT-OFF DATE        AVG CURRENT BALANCE
-------------------   ---------------   ---------------------------     ------------------------    -------------------
061 - 120                       2       $                196,247.48                0.15             $         98,123.74
121 - 180                     830       $             40,393,450.33               31.57             $         48,666.81
181 - 240                      39       $              2,732,240.53                2.14             $         70,057.45
241 - 300                       2       $                313,116.55                0.24             $        156,558.28
301 - 360                     591       $             84,331,746.64               65.90             $        142,693.31
                            -----       ---------------------------              ------             -------------------
TOTAL:                      1,464       $            127,966,801.53              100.00             $         87,409.02

REMAINING TERM(MOS)   WA GROSS CPN   WA COMBLTV   GWAC WA FICO
-------------------   ------------   ----------   --------------
061 - 120                 7.501         57.28          600
121 - 180                 9.893         95.83          653
181 - 240                 7.962         78.03          649
241 - 300                 6.879         84.34          567
301 - 360                 7.149         78.78          627
                          -----         -----          ---
TOTAL:                    8.032         84.13          635

                                            AGGREGATE PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                                     AS OF                         BALANCE
MORTGAGE INSURANCE(MOS)   NUMBER OF LOANS         CUT-OFF DATE                AS OF CUT-OFF DATE        AVG CURRENT BALANCE
-----------------------   ---------------   ---------------------------     ------------------------    -------------------
YES
NO                             1,464        $            127,966,801.53              100.00             $         87,409.02
                               -----        ---------------------------              ------             -------------------
TOTAL:                         1,464        $            127,966,801.53              100.00             $         87,409.02


MORTGAGE INSURANCE(MOS)   WA GROSS CPN   WA COMBLTV   GWAC WA FICO
-----------------------   ------------   ----------   --------------
YES
NO                            8.032          84.13          635
                              -----          -----          ---
TOTAL:                        8.032          84.13          635

                            AGGREGATE PRINCIPAL BALANCE  % OF AGGREGATE PRINCIPAL
                                     AS OF                        BALANCE
LIEN     NUMBER OF LOANS          CUT-OFF DATE             AS OF CUT-OFF DATE       AVG CURRENT BALANCE  WA GROSS CPN
------   ---------------    ---------------------------  ------------------------   -------------------  ------------
1                663        $         91,720,819.40               71.68             $      138,342.11        7.138
2                801        $         36,245,982.13               28.32             $       45,250.91       10.294
               -----        -----------------------              ------             -----------------       ------
TOTAL:         1,464        $        127,966,801.53              100.00             $       87,409.02        8.032

LIEN     WA COMBLTV    GWAC WA FICO
------   ----------    ------------
1           78.01          626
2           99.61          660
         --------      -------
TOTAL:      84.13          635

                                       AGGREGATE PRINCIPAL BALANCE  % OF AGGREGATE PRINCIPAL
                                                AS OF                        BALANCE
SEASONING (MOS)     NUMBER OF LOANS         CUT-OFF DATE                AS OF CUT-OFF DATE     AVG CURRENT BALANCE
---------------     ---------------    ---------------------------  ------------------------   -------------------
3                         94             $         9,764,025.91                7.63            $      103,872.62
4                        482             $        39,732,151.65               31.05            $       82,431.85
5                        483             $        39,744,868.65               31.06            $       82,287.51
6                        363             $        33,923,795.84               26.51            $       93,453.98
7                         38             $         4,433,533.69                3.46            $      116,671.94
8                          4             $           368,425.79                0.29            $       92,106.45
                       -----             ----------------------              ------            -----------------
TOTAL:                 1,464             $       127,966,801.53              100.00            $       87,409.02

SEASONING (MOS)     WA GROSS CPN    WA COMBLTV    GWAC WA FICO
---------------     ------------    ----------    ------------
3                       8.389          87.05          636
4                       7.972          82.91          630
5                       8.098          84.09          635
6                       7.997          84.53          641
7                       7.540          87.14          642
8                       7.208          68.61          671
                        -----          -----          ---
TOTAL:                  8.032          84.13          635

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                      AGGREGATE PRINCIPAL BALANCE  % OF AGGREGATE PRINCIPAL
                                                 AS OF                        BALANCE
COMBINED LTVs      NUMBER OF LOANS           CUT-OFF DATE              AS OF CUT-OFF DATE      AVG CURRENT BALANCE
-------------      ---------------    ---------------------------  ------------------------    -------------------
0.01 - 25.00                4             $      332,967.59                  0.26              $       83,241.90
25.01 - 30.00               3             $      391,626.97                  0.31              $      130,542.32
30.01 - 35.00               4             $      324,370.86                  0.25              $       81,092.72
35.01 - 40.00               8             $    1,030,879.06                  0.81              $      128,859.88
40.01 - 45.00               6             $      996,534.12                  0.78              $      166,089.02
45.01 - 50.00               9             $    1,289,388.19                  1.01              $      143,265.35
50.01 - 55.00              16             $    2,723,040.49                  2.13              $      170,190.03
55.01 - 60.00              12             $    1,372,757.24                  1.07              $      114,396.44
60.01 - 65.00              22             $    4,491,075.67                  3.51              $      204,139.80
65.01 - 70.00              36             $    5,340,979.47                  4.17              $      148,360.54
70.01 - 75.00              47             $    6,806,865.43                  5.32              $      144,826.92
75.01 - 80.00             265             $   34,218,971.11                 26.74              $      129,128.19
80.01 - 85.00              85             $   11,790,591.80                  9.21              $      138,712.84
85.01 - 90.00             107             $   14,885,789.40                 11.63              $      139,119.53
90.01 - 95.00              57             $    5,369,139.68                  4.20              $       94,195.43
95.01 - 100.00            783             $   36,601,824.45                 28.60              $       46,745.63
                        -----             -----------------                ------              -----------------
TOTAL:                  1,464             $  127,966,801.53                100.00              $       87,409.02

COMBINED LTVs      WA GROSS CPN  WA COMBLTV   GWAC WA FICO
--------------     ------------  ----------   ------------
0.01 - 25.00          6.662         22.32         662
25.01 - 30.00         6.871         28.54         610
30.01 - 35.00         6.836         33.04         683
35.01 - 40.00         7.068         38.15         601
40.01 - 45.00         6.681         43.60         608
45.01 - 50.00         7.077         47.46         610
50.01 - 55.00         6.598         52.87         613
55.01 - 60.00         6.908         57.55         609
60.01 - 65.00         6.992         62.77         588
65.01 - 70.00         7.038         68.24         605
70.01 - 75.00         6.987         73.50         597
75.01 - 80.00         7.050         79.78         637
80.01 - 85.00         7.309         84.29         610
85.01 - 90.00         7.349         89.51         636
90.01 - 95.00         8.304         94.70         654
95.01 - 100.00       10.170         99.93         661
                     ------         -----         ---
TOTAL:                8.032         84.13         635

OWNER OCCUPANCY OF MORTGAGE LOANS

                                       AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                AS OF                        BALANCE
OWNER OCCUPANCY     NUMBER OF LOANS          CUT-OFF DATE                AS OF CUT-OFF DATE      AVG CURRENT BALANCE
---------------     ---------------    ---------------------------   ------------------------    -------------------
OWNER                    1,434           $    124,741,727.96                  97.48                $       86,988.65
INVESTMENT                  23           $      2,523,832.56                   1.97                $      109,731.85
SECOND HOME                  7           $        701,241.01                   0.55                $      100,177.29
                         -----           -------------------                 ------                -----------------
TOTAL:                   1,464           $    127,966,801.53                 100.00                $       87,409.02

OWNER OCCUPANCY     WA GROSS CPN    WA COMBLTV    GWAC WA FICO
---------------     ------------    ----------    ------------
OWNER                  8.044          84.44           635
INVESTMENT             7.382          72.81           660
SECOND HOME            8.284          69.93           606
                       -----          -----           ---
TOTAL:                 8.032          84.13           635

PROPERTY TYPE OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                            AS OF                       BALANCE
PROPERTY TYPES                 NUMBER OF LOANS          CUT-OFF DATE              AS OF CUT-OFF DATE        AVG CURRENT BALANCE
--------------------------     ---------------    ---------------------------   ------------------------    -------------------
SINGLE FAMILY                       1,153         $       101,487,635.64                79.31                $        88,020.50
PLANNED UNIT DEVELOPMENT              184         $        14,727,230.86                11.51                $        80,039.30
CONDO - LOW RISE <5 FLOORS             84         $         5,389,928.62                 4.21                $        64,165.82
TWO- TO FOUR-FAMILY                    27         $         4,688,350.11                 3.66                $       173,642.60
TOWNHOUSE                              10         $           826,432.75                 0.65                $        82,643.28
ROWHOUSE                                5         $           727,511.73                 0.57                $       145,502.35
MANUFACTURED HOUSING                    1         $           119,711.82                 0.09                $       119,711.82
                                    -----         ----------------------               ------                ------------------
TOTAL:                              1,464         $       127,966,801.53               100.00                $        87,409.02

PROPERTY TYPES                 WA GROSS CPN    WA COMBLTV    GWAC WA FICO
--------------------------     ------------    ----------    ------------
SINGLE FAMILY                     7.999          84.15          632
PLANNED UNIT DEVELOPMENT          8.409          87.15          644
CONDO - LOW RISE <5 FLOORS        8.622          85.05          654
TWO- TO FOUR-FAMILY               7.198          73.73          653
TOWNHOUSE                         7.717          88.87          687
ROWHOUSE                          6.521          74.82          613
MANUFACTURED HOUSING              7.150          80.00          643
                                  -----          -----          ---
TOTAL:                            8.032          84.13          635

LOAN PURPOSE OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                            AS OF                       BALANCE
LOAN PURPOSE                   NUMBER OF LOANS          CUT-OFF DATE              AS OF CUT-OFF DATE        AVG CURRENT BALANCE
--------------------------     ---------------    ---------------------------   ------------------------    -------------------
CASH OUT                            520             $        65,065,055.87               50.85                $      125,125.11
PURCHASE                            866             $        55,575,272.43               43.43                $       64,174.68
RATE/TERM REFI                       78             $         7,326,473.23                5.73                $       93,929.14
                                  -----             ----------------------              ------                -----------------
TOTAL:                            1,464             $       127,966,801.53              100.00                $       87,409.02

LOAN PURPOSE                   WA GROSS CPN    WA COMBLTV    GWAC WA FICO
--------------------------     ------------    ----------    ------------
CASH OUT                          7.376          78.54         618
PURCHASE                          8.846          91.38         658
RATE/TERM REFI                    7.685          78.74         618
                                  -----          -----         ---
TOTAL:                            8.032          84.13         635

DOCUMENT TYPE OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                            AS OF                       BALANCE
DOCUMENT TYPE                  NUMBER OF LOANS          CUT-OFF DATE              AS OF CUT-OFF DATE        AVG CURRENT BALANCE
--------------------------     ---------------    ---------------------------   ------------------------    -------------------
FULL                               755             $        68,149,246.29               53.26                $       90,263.90
STATED INCOME                      689             $        57,234,565.10               44.73                $       83,069.03
LITE                                20             $         2,582,990.14                2.02                $      129,149.51
                                 -----             ----------------------              ------                -----------------
TOTAL:                           1,464             $       127,966,801.53              100.00                $       87,409.02

DOCUMENT TYPE                  WA GROSS CPN    WA COMBLTV    GWAC WA FICO
--------------------------     ------------    ----------    ------------
FULL                              7.706           83.37        620
STATED INCOME                     8.445           85.12        653
LITE                              7.487           82.28        649
                                  -----           -----        ---
TOTAL:                            8.032           84.13        635

PRODUCT TYPE OF MORTGAGE LOANS

                                                  AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                             AS OF                      BALANCE
PRODUCT TYPE                   NUMBER OF LOANS           CUT-OFF DATE              AS OF CUT-OFF DATE       AVG CURRENT BALANCE
---------------------------    ---------------    ---------------------------   ------------------------    -------------------
30 YEAR FIXED                       576             $        80,770,903.54               63.12                $      140,227.26
15/30 BALLOON                       710             $        33,559,385.78               26.23                $       47,266.74
15 YEAR FIXED                       120             $         6,834,064.55                5.34                $       56,950.54
30 YEAR FIXED - 60 MONTH IO          15             $         3,560,843.10                2.78                $      237,389.54
20 YEAR FIXED                        39             $         2,732,240.53                2.14                $       70,057.45
25 YEAR FIXED                         2             $           313,116.55                0.24                $      156,558.28
10 YEAR FIXED                         2             $           196,247.48                0.15                $       98,123.74
                                  -----             ----------------------              ------                -----------------
TOTAL:                            1,464             $       127,966,801.53              100.00                $       87,409.02

PRODUCT TYPE                   WA GROSS CPN    WA COMBLTV    GWAC WA FICO
---------------------------    ------------    ----------    ------------
30 YEAR FIXED                      7.170          78.80        625
15/30 BALLOON                     10.241          99.33        660
15 YEAR FIXED                      8.186          78.65        617
30 YEAR FIXED - 60 MONTH IO        6.667          78.41        655
20 YEAR FIXED                      7.962          78.03        649
25 YEAR FIXED                      6.879          84.34        567
10 YEAR FIXED                      7.501          57.28        600
                                   -----          -----        ---
TOTAL:                             8.032          84.13        635

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                             AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
STATE       NUMBER OF LOANS            CUT-OFF DATE                    AS OF CUT-OFF DATE
-----       ---------------            ------------                    ------------------
CALIFORNIA        272                $ 33,855,180.15                           26.46
TEXAS             202                $ 13,187,781.96                           10.31
NEW YORK           41                $  8,705,702.00                            6.80
OTHER             949                $ 72,218,137.42                           56.44
                -----                ---------------                          ------
TOTAL:          1,464                $127,966,801.53                          100.00

STATE       AVG CURRENT BALANCE  WA GROSS CPN  WA COMBLTV  GWAC WA FICO
-----       -------------------  ------------  ----------  ------------
CALIFORNIA      $124,467.57          8.027        82.26         645
TEXAS           $ 65,286.05          8.332        85.64         634
NEW YORK        $212,334.20          6.792        78.30         632
OTHER           $ 76,099.20          8.129        85.43         631
                -----------          -----        -----         ---
TOTAL:          $ 87,409.02          8.032        84.13         635

PREPAY PENALTY FOR MORTGAGE LOANS

                                     AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
PREPAY PENALTY      NUMBER OF LOANS             CUT-OFF DATE                    AS OF CUT-OFF DATE
--------------      ---------------             ------------                    ------------------
HAS PREPAY PENALTY       1,060                $108,366,293.29                         84.68
NONE                       404                $ 19,600,508.24                         15.32
                         -----                ---------------                        ------
TOTAL:                   1,464                $127,966,801.53                        100.00

PREPAY PENALTY      AVG CURRENT BALANCE  WA GROSS CPN  WA COMBLTV  GWAC WA FICO
--------------      -------------------  ------------  ----------  ------------
HAS PREPAY PENALTY     $102,232.35         7.788        82.50           633
NONE                   $ 48,516.11         9.382        93.14           645
                       -----------         -----        -----           ---
TOTAL:                 $ 87,409.02         8.032        84.13           635

PREPAY TERM FOR MORTGAGE LOANS

                              AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
PREPAY TERM  NUMBER OF LOANS             CUT-OFF DATE                    AS OF CUT-OFF DATE
-----------  ---------------             ------------                    ------------------
12 MONTHS            56                $  4,022,935.83                          3.14
13 MONTHS             2                $    378,451.40                          0.30
24 MONTHS           299                $ 18,509,572.31                         14.46
36 MONTHS           490                $ 58,110,765.69                         45.41
48 MONTHS             1                $     83,528.02                          0.07
60 MONTHS           212                $ 27,261,040.04                         21.30
NONE                404                $ 19,600,508.24                         15.32
                  -----                ---------------                        ------
TOTAL:            1,464                $127,966,801.53                        100.00

PREPAY TERM  AVG CURRENT BALANCE  WA GROSS CPN  WA COMBLTV  GWAC WA FICO
-----------  -------------------  ------------  ----------  ------------
12 MONTHS        $ 71,838.14         9.295        88.14          632
13 MONTHS        $189,225.70         7.114        74.86          639
24 MONTHS        $ 61,904.92         9.823        94.50          651
36 MONTHS        $118,593.40         7.356        79.49          633
48 MONTHS        $ 83,528.02         6.750        80.00          629
60 MONTHS        $128,589.81         7.119        80.03          622
NONE             $ 48,516.11         9.382        93.14          645
                 -----------         -----        -----          ---
TOTAL:           $ 87,409.02         8.032        84.13          635

FICO SCORES OF MORTGAGE LOANS

                              AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE
FICO SCORES  NUMBER OF LOANS            CUT-OFF DATE                     AS OF CUT-OFF DATE
-----------  ---------------            ------------                     ------------------
500 TO 519           8                $    926,098.30                            0.72
520 TO 539          21                $  2,101,893.40                            1.64
540 TO 559          67                $  9,403,273.55                            7.35
560 TO 579          77                $  9,436,376.77                            7.37
580 TO 599          81                $  9,942,213.78                            7.77
600 TO 619         228                $ 19,006,155.13                           14.85
620 TO 639         274                $ 20,833,544.85                           16.28
640 TO 659         216                $ 16,692,330.70                           13.04
660 TO 679         176                $ 13,199,275.09                           10.31
680 TO 699         124                $  9,692,322.43                            7.57
700 TO 719          69                $  6,786,790.31                            5.30
720 TO 739          44                $  2,903,767.05                            2.27
740 TO 759          47                $  4,556,712.16                            3.56
760 TO 779          18                $  1,167,982.88                            0.91
780 TO 799          12                $  1,216,816.82                            0.95
800 TO 819           2                $    101,248.31                            0.08
                 -----                ---------------                          ------
TOTAL:           1,464                $127,966,801.53                          100.00

FICO SCORES  AVG CURRENT BALANCE  WA GROSS CPN  WA COMBLTV   GWAC WA FICO
-----------  -------------------  ------------  ----------   ------------
500 TO 519       $ 115,762.29         7.876        71.00          505
520 TO 539       $ 100,090.16         8.112        76.12          530
540 TO 559       $ 140,347.37         7.723        74.38          551
560 TO 579       $ 122,550.35         7.461        73.84          569
580 TO 599       $ 122,743.38         7.679        80.37          591
600 TO 619       $  83,360.33         7.963        82.24          611
620 TO 639       $  76,034.84         8.406        86.92          628
640 TO 659       $  77,279.31         8.219        87.08          649
660 TO 679       $  74,995.88         8.334        88.94          668
680 TO 699       $  78,163.89         8.255        89.80          687
700 TO 719       $  98,359.28         7.690        86.24          710
720 TO 739       $  65,994.71         8.464        92.76          730
740 TO 759       $  96,951.32         7.712        89.28          749
760 TO 779       $  64,887.94         8.178        90.37          766
780 TO 799       $ 101,401.40         6.699        81.16          785
800 TO 819       $  50,624.16         8.363        65.94          803
                 ------------         -----        -----          ---
TOTAL:           $  87,409.02         8.032        84.13          635